NEUROMEDICAL SYSTEMS, INC.

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                    TO BE HELD JUNE 20, 1996



The undersigned hereby appoints John B. Henneman, III and Mark R. Rutenberg as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of common stock of Neuromedical Systems, Inc. (the "Company") held of record by the undersigned on May 20, 1996, at the Annual Meeting of Stockholders of the Company to be held on June 20, 1996 or any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 20, 1996, and the 1995 Annual Report to Stockholders.


          (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


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             FOR all nominees    WITHHOLD
             (except as noted    AUTHORITY
                 below)         to vote for
                                    all nominees
1.  ELECTION     [     ]        [     ]     Nominees: Carl Genberg
    OF CLASS I                                        Dr. Arthur L. Herbst
    DIRECTORS                                         Uzi Ish-Hurwitz

INSTRUCTION:  To withhold authority to vote for any
              nominee(s), write the name(s) on the line below.

__________________________________________

2. Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for this fiscal year ending December 31, 1996.

    FOR [   ]    AGAINST [   ]    ABSTAIN [   ]

Transact such other matters as may properly come before the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

SIGNATURE___________________ _____________________________
DATE:______,1996
                                PRINT NAME AND TITLE

SIGNATURE___________________ _____________________________
DATE:______,1996
                                PRINT NAME AND TITLE

Note: Please sign exactly as your name appears on this Proxy. If acting as executor, administrator, trustee, guardian, etc., please indicate full title as such when signing. If a corporation, please sign the full corporate name by duly authorized officer. If a partnership, please sign full partnership name by authorized person. If shares are held jointly, please have each stockholder sign.